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                                                              Exhibit 10.11


                                AMENDMENT NO. 1

                         DATED AS OF OCTOBER 28, 1999


                                      TO


                           ADMINISTRATION AGREEMENT



                                     AMONG



                             GREYHOUND FUNDING LLC


                              RAVEN FUNDING LLC,


                      PHH VEHICLE MANAGEMENT SERVICES LLC
                               AS ADMINISTRATOR


                                      AND


                           THE CHASE MANHATTAN BANK,
                             AS INDENTURE TRUSTEE



                           DATED AS OF JUNE 30, 1999









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                               Table of Contents


                                                                          Page

SECTION 1:  CERTAIN DEFINED TERMS . . . . . . . . . . . . . . . . . . . . .  1

SECTION 2:  AMENDMENT TO SECTION 2  OF ADMINISTRATION AGREEMENT . . . . . .  1

SECTION 3:  AMENDMENT TO SECTION 3  OF ADMINISTRATION AGREEMENT . . . . . .  2

SECTION 4:  AMENDMENT TO SECTION 6  OF ADMINISTRATION AGREEMENT . . . . . .  2

SECTION 5:  SCHEDULE TO ADMINISTRATION AGREEMENT  . . . . . . . . . . . . .  2

SECTION 6:  CONDITIONS PRECEDENT  . . . . . . . . . . . . . . . . . . . . .  3

SECTION 7:  MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . .  3
          Section 7.1    Duplicate Originals.   . . . . . . . . . . . . . .  3
          Section 7.2    Ratification and Effect.   . . . . . . . . . . . .  3
          Section 7.3    GOVERNING LAW  . . . . . . . . . . . . . . . . . .  3
          Section 7.4    Headings   . . . . . . . . . . . . . . . . . . . .  3
          Section 7.5    Counterparts   . . . . . . . . . . . . . . . . . .  3
          Section 7.6    Severability of Provisions   . . . . . . . . . . .  3
























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          AMENDMENT, dated as of October 28, 1999 ("Amendment"), to
ADMINISTRATION AGREEMENT, dated as of June 30, 1999, among GREYHOUND FUNDING LLC, a special purpose, limited liability company established under the laws of Delaware (the "Issuer"), RAVEN FUNDING LLC, a special purpose, limited liability company established under the laws of Delaware ("SPV"), PHH VEHICLE MANAGEMENT SERVICES, LLC, a Delaware limited liability company, as administrator (the "Administrator"), and THE CHASE MANHATTAN BANK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee") under the Base Indenture, dated as of June 30, 1999, between the Issuer and the Indenture Trustee, as amended on the date hereof.


                             W I T N E S S E T H:


          WHEREAS, the Issuer, SPV, the Administrator and the Indenture Trustee are parties to an Administration Agreement, dated as of June 30, 1999 (the "Administration Agreement");

          WHEREAS, the Issuer, SPV, the Administrator and the Indenture Trustee desire to amend certain terms of the Administration Agreement; and

          WHEREAS, the Issuer, SPV, the Administrator and the Indenture Trustee have duly authorized the execution and delivery of this Amendment;

          NOW, THEREFORE, for and in consideration of the premises, and other good and valuable consideration the receipt and sufficiency of which are acknowledged, it is mutually covenanted and agreed, that the Administration Agreement be amended and supplemented as follows:

                       SECTION 1:  CERTAIN DEFINED TERMS

          Certain capitalized terms used herein, and not defined herein, shall have the respective meanings assigned to such terms in the Administration Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

        SECTION 2:  AMENDMENT TO SECTION 2 OF ADMINISTRATION AGREEMENT

          The Clause (M) of Section 2.1(a) of the Administration Agreement is hereby amended and restated in its entirety as follows:

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          "(M)  to prepare and deliver to the Indenture Trustee written instructions with respect to the investment of funds on deposit in the Collection Account and any Series Accounts and the liquidation of such investments as required or permitted, and to prepare and deliver to the Indenture Trustee such additional instructions as are required to maintain the Indenture Trustee's security interest in the Permitted Investments credited to the Collection Account and any Series Accounts (Section 5.1(c) of the Base Indenture)."


        SECTION 3:  AMENDMENT TO SECTION 3 OF ADMINISTRATION AGREEMENT

          The first sentence of Section 3 of the Administration Agreement is hereby amended and restated in its entirety as follows:

     "The Administrator hereby agrees to pay to the Indenture Trustee the compensation set forth on the Fee Schedule attached hereto."

        SECTION 4:  AMENDMENT TO SECTION 6 OF ADMINISTRATION AGREEMENT

          The first sentence of Section 6 of the Administration Agreement is hereby amended and restated in its entirety as follows:

     "As compensation for the performance of the Administrator's obligations under this Agreement on behalf of the Issuer and, as reimbursement for its expenses related thereto, the Administrator shall be entitled to receive a fee for each Monthly Period in an amount equal to 0.01% per annum of the numerator used to determine the Invested Percentage with respect to each Series of Investor Notes Outstanding on the last day of the immediately preceding Monthly Period (calculated for the actual number of days elapsed during such period over a 360-day year), payable by the Holders of the Investor Notes of each Series in accordance with the related Indenture Supplement on each Payment Date."

               SECTION 5:  SCHEDULE TO ADMINISTRATION AGREEMENT

          The Administration Agreement is hereby amended to include the Fee Schedule attached to this Amendment.









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                       SECTION 6:  CONDITIONS PRECEDENT

          This Amendment shall become effective and shall be binding on each of the parties hereto upon the effectiveness of Supplemental Indenture No. 1, dated as of October 28, 1999, to the Base Indenture.


                           SECTION 7:  MISCELLANEOUS

          Section 7.1  Duplicate Originals.

          The parties may sign any number of copies of this Amendment. One signed copy is enough to prove this Amendment.

          Section 7.2  Ratification and Effect.

          The Administration Agreement, as amended and supplemented by this Amendment No. 1, is in all respects ratified and confirmed, shall continue to be in full force and effect, and shall be read, taken and construed as one and the same instrument.

          Section 7.3 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 7.4 Headings. The various headings in this Amendment are for purposes of reference only and shall not affect the meaning or interpretation of any provision of this Amendment.

          Section 7.5 Counterparts. This Amendment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 7.6 Severability of Provisions. If any one or more of the covenants, agreement, provisions or terms of this Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed enforceable to the fullest extent permitted, and if not so permitted, shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Amendment and shall in no way affect the validity or enforceability of the other provisions of this Amendment.





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          IN WITNESS WHEREOF, the Issuer and SPV have caused this Amendment
No. 1 to be duly executed by their respective duly authorized officers as of the day and year first written above.

                                   GREYHOUND FUNDING LLC



                                   By:     /s/ Tony Wong
                                           ---------------------------------
                                   Name:   Tony Wong
                                   Title:  Manager


                                   RAVEN FUNDING LLC



                                   By:     /s/ Bernard J. Angelo
                                           ----------------------------------
                                   Name:   Bernard J. Angelo
                                   Title:  Manager


                                   PHH VEHICLE MANAGEMENT SERVICES LLC



                                   By:     /s/  Gerard Kennell
                                           ----------------------------------
                                   Name:
                                   Title:


                                   THE CHASE MANHATTAN BANK,
                                     as Indenture Trustee



                                   By:     /s/ Jennifer Cupo
                                           ----------------------------------
                                   Name:   Jennifer Cupo
                                   Title:  Vice President





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